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                                                                      EXHIBIT 21

                          HILLENBRAND INDUSTRIES, INC.
                         SUBSIDIARIES OF THE REGISTRANT

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
     All subsidiaries of the Company are wholly-owned Indiana corporations, unless otherwise noted.

       Hillenbrand Funeral Services Group, Inc.
       Hill-Rom, Inc.
       Forethought Financial Services, Inc.
       Hillenbrand Investment Advisory Corporation, a Delaware corporation Hillenbrand Properties, Inc.
       Sherman House Corporation
       Travel Services, Inc.
       Memory Showcase, Inc.
       Sleep Options, Inc.
       The Acorn Development Group, Inc.
       Sycamore Insurance Company Limited, a Bermuda corporation

       Subsidiaries of Hillenbrand Funeral Services Group, Inc.
           Batesville Services, Inc.
           I.F.A., Inc.
           Hillenbrand Funeral Services, International, Inc.

       Subsidiaries of Batesville Services, Inc.
           Batesville Casket Company, Inc.
           Batesville International Corporation
           Batesville Logistics, Inc.
           Batesville Manufacturing, Inc.
           Batesville Casket de Mexico, S.A. de C.V., a Mexican corporation

       Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
             Industrias Arga, S.A. de C.V., a Mexican corporation

       Subsidiaries of Hill-Rom, Inc.
             Hill-Rom Company, Inc.
             MEDAES Holdings, Inc., a Georgia corporation
             The OR Group, Inc.

       Subsidiaries of Hill-Rom Company, Inc.
             PaTMark Company, Inc., a Delaware corporation
             Hill-Rom International, Inc.

       Subsidiary of PaTMark Company, Inc.
             Hill-Rom Manufacturing, Inc., a Delaware corporation

       Subsidiaries of Hill-Rom International Inc.
             Hill-Rom Australia Pty, Ltd, an Australian corporation Hill-Rom Asia Limited, a Hong-Kong corporation

       Subsidiary of Hill-Rom Manufacturing Inc.
           Hill-Rom Services, Inc., a Delaware corporation
           Fisher Berkeley Corporation, a California corporation

       Subsidiaries of Hill-Rom Services, Inc.
           Hill-Rom SARL, a French corporation
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
       Subsidiaries of MEDAES Holdings, Inc.
           Hill-Rom MEDAES, Inc., a Georgia corporation

       Subsidiary of The OR Group, Inc.
           AMATECH Corporation

       Jointly owned subsidiary of Hill-Rom Services, Inc. and MEDAES Holdings, Inc.
           Hill-Rom International B.V., a Netherlands corporation

       Subsidiaries of Hill-Rom International B.V.
           Hill-Rom B.V., a Netherlands corporation
           Hill-Rom Ltd., a United Kingdom corporation
           Hillrom S.A., a Switzerland corporation
           HR Netherlands B.V., a Netherlands corporation
           HR Investments B.V., a Netherlands corporation
           Hill-Rom Austria GmbH, an Austrian corporation

       Subsidiary of Hill-Rom, Ltd. (UK)
           Hill-Rom (UK), Ltd., a United Kingdom corporation
           Batesville Casket UK, Ltd., a United Kingdom corporation MEDAES Ltd., a United Kingdom corporation

       Jointly owned subsidiary of Hill-Rom International B.V. and Hill-Rom Services, Inc.
           Hill-Rom Holding GmbH, a German corporation

       Subsidiaries of Hill-Rom Holding GmbH
           Hill-Rom Therapy GmbH, a German corporation
           Hill-Rom GmbH, a German corporation

       Subsidiaries of Hill-Rom SARL
           Hill-Rom Industries SA, a French corporation
           Hill-Rom, S.p.A, an Italian corporation
           Hill-Rom SAS, a French corporation
           SCI Le Couviour Immoblier, a French corporation
           Hill-Rom Iberia S.L., a Spanish corporation
           Hill-Rom Medibed AB, a Swedish corporation

       Subsidiaries of Forethought Financial Services, Inc.
              Forethought Life Insurance Company
              The Forethought Group, Inc.
              Forethought Florida, Inc.
              ForeLife Agency, Inc.
              Forethought Federal Savings Bank, federally chartered Forethought Investment Management, Inc.
              Foresight Association, Inc.

       Subsidiaries of Forethought Life Insurance Company
              Forethought Properties, Inc.
              Arkansas National Life Insurance Company, an Arkansas company
              Forethought Life Assurance Company
              Forethought Life Insurance Company of New York, a New York corporation

       Jointly owned subsidiaries of Batesville International Corporation,
       Hill-Rom, Inc., Hill-Rom Manufacturing, Inc. and Hill-Rom Company, Inc.
              Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation
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
       Jointly owned subsidiary of Hillenbrand Industries, Inc., Hill-Rom
       Company, Inc., Batesville Services, Inc. and Hill-Rom Manufacturing, Inc.
              Hillenbrand Industries FSC (Barbados), Inc., a Barbados corporation

       Subsidiaries of Hillenbrand Properties, Inc.
              Cutler Property, Inc.
              Old Brick Property, Inc.
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